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                                                                EXECUTION COPY



                                    SHAREHOLDER AGREEMENT dated as of November
                           17, 1999 (this "AGREEMENT"), among WRC Media Inc., a Delaware corporation (the "RIPPLEWOOD SHAREHOLDER"), PRIMEDIA Inc., a Delaware corporation (the "PRIMEDIA SHAREHOLDER" and, together with the Ripplewood Shareholder and their respective Transferees, the "SHAREHOLDERS"), and Weekly Reader Corporation, a Delaware corporation (the "COMPANY").


                  WHEREAS each Shareholder owns the number of shares of Common Stock, par value $.01 per share ("COMPANY COMMON STOCK"), of the Company set forth opposite such Shareholder's name on Schedule I attached hereto.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                        ARTICLE I

                                  DEFINITIONS AND USAGE

                  SECTION 1.01. DEFINED TERMS. The following terms shall have the following meanings:

                  "AFFILIATE" means, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the direct or indirect possession of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGREEMENT" has the meaning set forth in the preamble to this Agreement.

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  "COMPANY" has the meaning set forth in the preamble to this Agreement.


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                  "COMPANY COMMON STOCK" has the meaning set forth
in the recitals to this Agreement.

                  "DGCL" means the Delaware General Corporation Law (Title 8 of the Delaware Code Annotated), as amended from time to time and any successor statute thereto.

                  "DIRECT TRANSFER" means a Transfer (without giving effect to the second sentence of the definition of "Transfer").

                  "DRAG-ALONG NOTICE" has the meaning set forth in Section 2.01(f).

                  "EAC III" means EAC III L.L.C., a Delaware limited liability company, and the holder of a majority of the WRC Media Shares.

                  "INVOLUNTARY TRANSFER" means any Transfer by any Shareholder of any Shares, or of any beneficial ownership thereof, upon death, appointment of a guardian, default, foreclosure, forfeit, bankruptcy (voluntary or involuntary), court order, levy of attachment, execution or otherwise than voluntarily by the Transferor; PROVIDED that a Transfer required pursuant to Section 2.01(f) or (h) shall not be deemed an Involuntary Transfer.

                  "FAIR MARKET VALUE" means the fair market value of a Share, determined in accordance with Section 2.01(g).

                  "PERMITTED TRANSFEREE" means, (i) with respect to the Ripplewood Shareholder or EAC III, (A) an Affiliate of Ripplewood, (B) a shareholder, partner, member or employee of Ripplewood or any Affiliate of Ripplewood or (C) an employee of the Company or any of its subsidiaries and
(ii) with respect to the PRIMEDIA Shareholder, any wholly owned subsidiary of the PRIMEDIA Shareholder (it being understood that, in the event such subsidiary ceases to be wholly owned by the PRIMEDIA Shareholder, any Shares held by such subsidiary shall be deemed to have been Transferred).

                  "PERSON" means any individual, corporation, partnership, trust, association, limited liability company, joint venture, joint-stock company or any other entity or organization, including a government or governmental agency.

                  "PRIMEDIA PLEDGE AGREEMENT" means the Security and Pledge Agreement dated as of the date hereof, as amended, waived or modified from time to time, between the PRIMEDIA Shareholder and Bank of America, N.A., as Administrative Agent (the "AGENT"). The PRIMEDIA Pledge Agreement shall


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provide that, if at any time all or any portion of the Ripplewood
Shareholder's Shares (including any beneficial ownership thereof) which are pledged pursuant to the Ripplewood Pledge Agreement shall be released from such pledge (other than in connection with a Transfer of Shares Transferred to a Transferee following which such shares are immediately pledged by such Transferee pursuant to the Ripplewood Pledge Agreement) then the same proportion of the PRIMEDIA Shareholder's Shares shall be released from its pledge pursuant to the PRIMEDIA Pledge Agreement. The PRIMEDIA Pledge Agreement shall also provide for (i) the release of all the PRIMEDIA Shareholder's Shares on the third anniversary of this Agreement and (ii) the release of all Shares upon the termination of this Agreement pursuant to
Section 4.10.

                  "REGISTRATION EXPENSES" means all (a) registration and filing fees of the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and any securities exchanges, (b) fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel for any underwriters in connection with blue sky qualifications), (c) printing, messenger and delivery expenses, (d) fees and expenses incurred in connection with the listing of Shares on any securities exchange, (e) fees and disbursements of counsel for the Company and of its independent public accountants and (f) fees and expenses of any special experts retained in connection with a registration.

                  "RIPPLEWOOD" means Ripplewood Partners, L.P.

                  "RIPPLEWOOD PLEDGE AGREEMENT" means the Security and Pledge Agreement dated as of the date hereof, as amended, waived or modified from time to time, among the Ripplewood Shareholder, certain other subsidiaries of the Ripplewood Shareholder and the Agent.

                  "RIPPLEWOOD SHAREHOLDER" has the meaning set forth in the preamble to this Agreement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" means the shares of Company Common
Stock held by a Shareholder.

                  "SHAREHOLDERS" has the meaning set forth in the preamble to this Agreement.

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                  "TAG-ALONG NOTICE" has the meaning set forth in Section
2.01(e).

                  "THIRD PARTY PURCHASER" means, with respect to any proposed sale of Shares by a Shareholder, a Person, other than an Affiliate of such Shareholder, who offers to purchase from such Shareholder such Shares pursuant to a bona fide written offer.

                  "TRANSFER" means any transfer, sale, conveyance, assignment, gift, hypothecation, pledge or other disposition, whether voluntary or by operation of law, of a Share. Notwithstanding the foregoing, any transfer, sale, conveyance, assignment, gift, hypothecation, pledge or other disposition, whether voluntary or by operation of law, of any stock, partnership interest, membership interest or any other ownership interest in any entity that is a direct or indirect beneficial or record owner of any Share (including any disposition by means of a merger, consolidation or similar transaction) or any other transaction that has the economic effect of a Transfer of a Share (including the designation of any beneficiary of any trust that is a direct or indirect beneficial or record owner of any Share) shall be deemed to be a Transfer of such Share by the Shareholder directly owning such Share.

                  "TRANSFEREE" means the transferee in a Transfer.

                  "TRANSFEROR" means the transferor in a Transfer.

                  "WRC MEDIA SHARES" means shares of common stock, par value $.01 per share, of the Ripplewood Shareholder.

                  SECTION 1.02. OTHER DEFINITION PROVISIONS. Capitalized terms used but not defined herein shall have the meanings set forth in the Redemption, Stock Purchase and Recapitalization Agreement, dated as of August 13, 1999, between the Ripplewood Shareholder and the PRIMEDIA Shareholder (the "Purchase Agreement"). Wherever required by the context of this Agreement, the singular shall include the plural, and vice versa, and the masculine gender shall include the feminine and neuter genders, and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein, (i) the word "or" is not exclusive and (ii) the words "including," "includes," "included" and "include" are deemed to be followed by the words "without limitation."


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                                     ARTICLE II

                          TRANSFERS OF SHARES; TRANSACTIONS
                   BETWEEN RIPPLEWOOD SHAREHOLDER AND THE COMPANY

                  SECTION 2.01. TRANSFERS OF THE COMPANY SHARES. (a) GENERALLY. (i) No Shareholder may Transfer all or any portion of its Shares (or any beneficial ownership thereof) unless (A) such Transfer is in accordance with this Section 2.01, (B) in the case of a Direct Transfer (other than pursuant to Section 2.01(e), (f), (g) or (j)), the Transferee executes and delivers a counterpart of the signature page of this Agreement (or other appropriate assumption agreement) and (C) except for a Transfer in accordance with Section 2.01(e), (f), (g), (i) or (j), the Transferee executes and delivers any other agreements, documents or instruments reasonably specified by the Board of Directors. Any Transfer made in violation of this Section 2.01(a) shall be null and void and shall be subject to Section 2.01(d).

                  (ii) Whenever a Transfer (other than pursuant to Section 2.01(g)) is to be consummated by any Person on a specified date under this
Section 2.01, such Transfer shall take place at 10:00 a.m., Eastern Time, on such date (or, if such date is not a business day, the next following business day) at the New York offices of Cravath, Swaine & Moore, or at such other time, date and place as the Company and the parties to such Transfer may agree. Except for a Transfer in accordance with Section 2.01(e), (f),
(g), (i) or (j), such Transfer shall only be effective following due execution and delivery of the agreements, documents and instruments specified in Section 2.01(a)(i)(B) and of such other agreements, documents and instruments as the Board of Directors or the parties to such Transfer may reasonably require.

                  (iii) Upon compliance with the requirements of Section 2.01(a), in the case of a Direct Transfer (other than pursuant to Section 2.01(e), (f), (g), (i) or (j)), each Transferee shall have all of the economic rights, and shall be subject to the restrictions and liabilities, of its Transferor hereunder. Immediately following any Direct Transfer in which the Transferor has Transferred all of its Shares pursuant to this Section 2.01, such Transferor shall cease to be a Shareholder.

                  (b) TRANSFERS BY THE RIPPLEWOOD SHAREHOLDER. Subject to
Section 2.01(a) and, with respect to a Transfer to any Person other than a Permitted Transferee of the Ripplewood Shareholder, Section 2.01(e), the Ripplewood


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Shareholder (and its Permitted Transferees) shall have the right to Transfer at any time all or any portion of its Shares (including any beneficial ownership thereof) to any Person without the prior consent of any Person.

                  (c) TRANSFERS BY THE PRIMEDIA SHAREHOLDER. (i) Subject to
Section 2.01(a), the PRIMEDIA Shareholder (and its Permitted Transferees) shall have the right to Transfer at any time all or any portion of its Shares (including any beneficial ownership thereof) to any of its Permitted Transferees without the prior consent of any Person.

                  (ii) The PRIMEDIA Shareholder (and its Permitted Transferees) shall not have the right to Transfer all or any portion of its Shares (including any beneficial ownership thereof) to any Person other than the Ripplewood Shareholder or the Company except in accordance with Section 2.01(a) and (A) pursuant to Section 2.01(c)(i), (e), (f), (g), (i) or (j) or
Section 2.03 or (B) with the prior written consent of the Board of Directors (which consent shall not be unreasonably withheld).

                  (d) INVOLUNTARY AND IMPERMISSIBLE TRANSFERS. If an Involuntary Transfer or a Transfer in violation of this Agreement shall occur with respect to the PRIMEDIA Shareholder and, in the case of a Transfer in violation of this Agreement, such violation has not been cured within 30 days after notice to the applicable Transferor or Transferee, the Company shall give notice to the Ripplewood Shareholder offering the Ripplewood Shareholder the right, exercisable by delivery of written notice to such Transferee within 90 days following the day on which such notice is given, to purchase all of the Shares acquired by such Transferee at a purchase price equal to, in the case of an Involuntary Transfer, 100% or, in the case of a Transfer in violation of this Agreement, 90% of the Fair Market Value thereof, determined in good faith by the Board of Directors as of the date of such Transfer (or, if lower, as of the date of such determination). The closing date of any purchase described in this Section 2.01(d) shall be on the date specified by the Company that shall not be later than the 30th day after a determination of the Fair Market Value of the Shares to be purchased is made.

                  (e) TAG-ALONG RIGHTS. If the Ripplewood Shareholder desires to Transfer all (or any portion in excess of 35%) of its Shares to a prospective Transferee (or Transferees) other than (x) to the Agent in a Transfer in accordance with the terms of the Ripplewood Pledge Agreement or
(y) to a Permitted Transferee of the Ripplewood Shareholder, the Ripplewood Shareholder shall, as a condition

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to such Transfer, (i) provide a notice to the PRIMEDIA Shareholder in writing
(a "TAG-ALONG NOTICE") of the material terms of the proposed Transfer at least 10 days prior to such Transfer and (ii) permit the PRIMEDIA Shareholder (or cause the PRIMEDIA Shareholder to be permitted) to sell (either to the prospective Transferee of the Ripplewood Shareholder's Shares or to another financially reputable Transferee reasonably acceptable to the PRIMEDIA Shareholder) the same proportion of its Shares on the same terms and conditions, subject to the same agreements and at the same price as the sale by the Ripplewood Shareholder, which sale shall take place on the date the Ripplewood Shareholder's Shares (or such portion) are Transferred to such Transferee (or Transferees). The PRIMEDIA Shareholder shall have five days from the date of receipt of a Tag-Along Notice to exercise its right to sell pursuant to clause (ii) above by delivering written notice to the Ripplewood Shareholder of its intent to exercise such right. The right of the PRIMEDIA Shareholder to sell pursuant to the above shall terminate if not exercised within such five-day period; PROVIDED that if the terms and conditions of the proposed transfer materially differ from those set forth in the Tag-Along Notice then the Ripplewood Shareholder shall notify the PRIMEDIA Shareholder of such change and such five-day period shall be extended for a further five days from the date of such notification. If the PRIMEDIA Shareholder elects to exercise its right to sell pursuant to this Section 2.01(e), it shall share, on a pro rata basis, the legal, investment banking and other expenses of the Ripplewood Shareholder incurred in connection with such Transfer.

                  (f) DRAG-ALONG RIGHTS. If at any time the Ripplewood Shareholder desires to Transfer all (or any portion in excess of 35%) of its Shares to any Third Party Purchaser (or Purchasers), the Ripplewood Shareholder shall have the right to require that the PRIMEDIA Shareholder Transfer the same proportion of its Shares to such Third Party Purchaser (or Purchasers) on the same terms and conditions, subject to the same agreements and at the same price as the sale by the Ripplewood Shareholder. The Ripplewood Shareholder shall provide a notice to the PRIMEDIA Shareholder in writing (a "DRAG-ALONG NOTICE") of such sale at least 10 days prior to such Transfer, and the Drag-Along Notice shall identify such Third Party Purchaser (or Purchasers), all material terms of the sale and the date of closing. Upon the closing of any sale by the Ripplewood Shareholder of all (or such portion) of its Shares as described in a Drag-Along Notice, such Third Party Purchaser (or Purchasers) shall pay to the PRIMEDIA Shareholder the consideration payable to the PRIMEDIA Shareholder in connection with such sale of all (or such portion) of its

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Shares to such Purchaser (or Purchasers), net of the PRIMEDIA Shareholder's
proportionate share of the legal, investment banking and other expenses of the Ripplewood Shareholder incurred in connection with such sale, and the Shares (or such portion) of the PRIMEDIA Shareholder shall be deemed Transferred to such Third Party Purchaser (or Purchasers).

                  (g) PIGGY-BACK REGISTRATION RIGHTS. If the Company proposes to file a registration statement under the Securities Act with respect to an initial public offering by the Company that includes all or any portion of the Ripplewood Shareholder's Shares, then the Company shall give written notice of such proposed filing to the PRIMEDIA Shareholder at least 10 days before the filing date, and such notice shall offer the PRIMEDIA Shareholder the opportunity to register such number of Shares as the PRIMEDIA Shareholder may request up to a proportionate amount of the PRIMEDIA Shareholder's Shares. If such offer is accepted by written notice to the Company from the PRIMEDIA Shareholder within 5 days of the giving of the written notice provided for in the preceding sentence, the Company shall use its best efforts to cause the managing underwriter or underwriters thereof to permit the Shares the PRIMEDIA Shareholder requested to be included in such offering to be included in such offering on the same terms and conditions as the corresponding Shares of the Ripplewood Shareholder included therein; PROVIDED that (i) if, at any time after giving written notice of its intention to register any Shares and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration, the Company may, at its election, give written notice of such determination to the PRIMEDIA Shareholder and thereupon shall be relieved of its obligation to register any Shares in connection with such registration and (ii) the PRIMEDIA Shareholder must sell its Shares to underwriters who shall have been selected by the Company on the same terms and conditions as apply to the Ripplewood Shareholder. The PRIMEDIA Shareholder may elect in writing, prior to the effective date of the registration statement filed in connection with such registration, to withdraw its request and not to have its Shares registered in connection with such registration. If the managing underwriter or underwriters advise the Company in writing that, in their opinion, (i) the number of Shares which the PRIMEDIA Shareholder intends to include in such registration exceeds the largest number of such Shares which can be sold in such offering without having an adverse effect on such offering (including, but not limited to, the price at which such Shares can be sold) or (ii) the inclusion of the Shares in such registration would have an adverse effect on such offering, then the Company

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will include in such registration (A) first, 100% of the Shares proposed to be sold by the Company and any other shareholder whose shares the Company is obligated to include in such registration in priority to the Ripplewood Shareholder and the PRIMEDIA Shareholder and (B) second, to the extent that the number of Shares requested to be included in such registration can, in the opinion of such managing underwriter, be sold without having the adverse effect referred to above, the number of Shares which the Ripplewood Shareholder and the PRIMEDIA Shareholder have requested to be included in such registration, such amount to be allocated pro rata among the Ripplewood Shareholder and the PRIMEDIA Shareholder on the basis of the relative number of Shares the Ripplewood Shareholder and the PRIMEDIA Shareholder have requested for registration. The Company may require the PRIMEDIA Shareholder to furnish the Company with such information regarding the PRIMEDIA Shareholder and pertinent to the disclosure requirements relating to the registration and distribution of the PRIMEDIA Shareholder's Shares as the Company may from time to time reasonably request in writing. The Company shall pay all Registration Expenses in connection with registration of Shares subject to this Section 2.01(g). The PRIMEDIA Shareholder shall pay all (x) underwriting discounts and commissions and transfer taxes, if any, (y) internal administrative and similar costs of the PRIMEDIA Shareholder and (z) fees and disbursements of counsel for the PRIMEDIA Shareholder, in each case relating to the registration, sale or disposition of the PRIMEDIA Shareholder's Shares pursuant to a registration statement effected pursuant to this Section 2.01(g).

                  (h) FAIR MARKET VALUE. In determining the "FAIR MARKET VALUE" of any Shares (or any portion thereof) pursuant to this Section 2.01 or Section 2.03(b), the Board of Directors shall give due consideration to such factors as it deems appropriate, including the earnings and certain other financial and operating information of the Company and its subsidiaries in recent periods, its potential value and that of its subsidiaries as a whole, its future prospects and that of its subsidiaries and the industries in which they compete, its history and management and that of its subsidiaries, the general condition of the securities markets and the fair market value of securities of privately owned companies (with transfer restrictions) engaged in businesses similar to the Company and its subsidiaries. The Fair Market Value, as determined by the Board of Directors in good faith shall be binding and conclusive upon all parties hereto.

                  (i) TRANSFERS TO THE AGENT. Subject to Section 2.01(a), each Shareholder shall have the right to Transfer at any time all or any portion of its Shares to the

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Agent in accordance with the terms of the Ripplewood Pledge Agreement or the
PRIMEDIA Pledge Agreement, as applicable, without the prior consent of any Person.

                  (j) REGISTRATION ON REQUEST. (1) REQUEST BY THE PRIMEDIA SHAREHOLDER. At any time after 180 days following an initial public offering by the Company, upon the written request of the PRIMEDIA Shareholder requesting that the Company effect the registration under the Securities Act of all or part of the PRIMEDIA Shareholder's Shares and specifying the amount and intended method of disposition thereof, the Company will, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of such Shares which the Company has been so requested to register by the PRIMEDIA Shareholder to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Shares so to be registered; PROVIDED that the Company shall not be obligated to effect more than one registration of Shares under this subsection (j); PROVIDED, FURTHER, that the Company shall not be obligated to effect any registration under this subsection (j) unless the PRIMEDIA Shareholder requests that the Company register all of the Shares then held by it; and PROVIDED, FURTHER, that the Company shall not be obligated to file a registration statement relating to any registration request under this subsection (j) if, with respect thereto, the managing underwriter, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit.

                  (2) EXPENSES. The Company will pay all Registration Expenses in connection with the registration of Shares pursuant to this subsection (j).

                  (3) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this subsection (j) will not be deemed to have been effected unless it has become effective; PROVIDED that if, within 180 days after it has become effective, the offering of Shares pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of any governmental agency or court, such registration will be deemed not to have been effected.

                  (4) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this subsection (j) involves an underwritten offering, the Company shall have the right to

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select the investment banker or bankers and managers to administer the offering; PROVIDED, HOWEVER, that such investment banker or bankers and managers shall be reasonably satisfactory to the PRIMEDIA Shareholder.

                  (5) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this subsection (j) involves an underwritten offering and the managing underwriter or underwriters advises the Company in writing that, in its opinion, the number of Shares requested to be included in such registration (including Shares to be issued by the Company and Shares held by the Ripplewood Shareholder) exceeds the number which can be sold in such offering without having an adverse effect on the offering, the Company will include in such registration (A) first, 100% of the Shares proposed to be sold by the PRIMEDIA Shareholder and (B) second, Shares of other Persons in accordance with their registration rights to the extent, in the opinion of such managing underwriter or underwriters, such Shares can be sold without having the adverse effect referred to above.

                  SECTION 2.02. AFFILIATE TRANSACTIONS. Except for the transactions contemplated by the management consulting and financial advisory services agreement to be dated as of the date hereof between the Company and Ripplewood Holdings L.L.C. (the "MANAGEMENT AGREEMENT"), attached hereto as
Exhibit I, unless otherwise agreed by the PRIMEDIA Shareholder in writing, the Ripplewood Shareholder will not enter into any agreement or engage in any business transaction with the Company or its subsidiaries after the date hereof which is not entered into on an arm's length commercially reasonable basis. Notwithstanding the foregoing, the PRIMEDIA Shareholder explicitly agrees that the Ripplewood Shareholder may at any time, in its sole discretion, undertake a reorganization completed in connection with an initial public offering pursuant to which the Ripplewood Shareholder shall transfer, or cause to be transferred, all or substantially all its assets (including all the capital stock and debt securities of the Company held by the Ripplewood Shareholder) to the Company in exchange for the assumption by the Company of all or substantially all the liabilities of the Ripplewood Shareholder, the issuance to the Ripplewood Shareholder by the Company of new securities (including common and preferred stock of the Company), and, at the option of the Ripplewood Shareholder, the distribution of (x) the Company's preferred stock to the holders of the Ripplewood Shareholder's preferred stock in exchange for the Ripplewood Shareholder's preferred stock and/or (y) an equivalent number of shares of the new common stock of the Company to certain holders of the Ripplewood Shareholder's

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common stock in exchange for the shares of the Ripplewood Shareholder's common stock held by such holders.

                  SECTION 2.03 SALE OF WRC MEDIA SHARES. (a) If EAC III desires to Transfer all (or any portion in excess of 35%) of its WRC Media Shares to a prospective Transferee (or Transferees) other than to a Permitted Transferee of EAC III, the provisions of Section 2.01(e) and (f) shall apply to such Transfer in accordance with their terms, except that the percentage of the PRIMEDIA Shareholder's shares that it has the right or obligation, as the case may be, to sell and the price to be paid therefor shall be determined in good faith by the Board of Directors on a basis that shall, as nearly as reasonably practicable, provide the PRIMEDIA Shareholder economic treatment comparable to that which it would have been provided under Section 2.01(e) or (f), as the case may be, in the event of Transfer of an economically equivalent portion of the Shares.

                  (b) If an initial public offering of WRC Media Shares shall occur, then the PRIMEDIA Shareholder shall have the right to, and the Ripplewood Shareholder shall, exchange all or any portion of the PRIMEDIA Shareholder's Shares for WRC Media Shares having an aggregate fair market value equal to the aggregate Fair Market Value of the exchanged Shares.

                                       ARTICLE III

                               STOCK REGISTRATION; LEGEND

                  SECTION 3.01. STOCK REGISTRATION. (a) Each Shareholder hereby represents and warrants to the other Shareholder and the Company that such Shareholder understands that the Company Common Stock has not been registered under the Securities Act.

                  (b) Each Shareholder agrees that such Shareholder will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any shares of Company Common Stock except:

                  (i) pursuant to an exemption from registration under the Securities Act and in accordance with any applicable laws of any state of the United States governing the offer and sale of securities; or

                  (ii) pursuant to an effective registration statement under the Securities Act (it being understood that the Company, the other Shareholder and their Affiliates are under no obligation to effect such

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         registration except, in the case of the Company, pursuant to Section
         2.01(g)) and in accordance with any applicable state laws; or

                  (iii) pursuant to the Ripplewood Pledge Agreement or the PRIMEDIA Pledge Agreement, as applicable.

                  SECTION 3.02. LEGEND. Each Shareholder agrees that any and all certificates representing such Shareholder's Shares will have inscribed conspicuously on the front or back of such certificates the following legend: "THE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF WEEKLY READER CORPORATION REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ONE OR MORE AGREEMENTS AMONG SHAREHOLDERS OR AGREEMENTS BETWEEN SHAREHOLDERS AND WEEKLY READER CORPORATION, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. COPIES OF ANY SUCH AGREEMENT MAY BE OBTAINED AT THE PRINCIPAL EXECUTIVE OFFICES OF WEEKLY READER CORPORATION."

                  SECTION 3.03 OTHER REGISTRATION-RELATED MATTERS. In the event of a registration of Shares of the PRIMEDIA Shareholder pursuant to
Section 2.01(g):

                  (a) the Company will furnish to the PRIMEDIA Shareholder such number of copies of the applicable registration statement and of each amendment or supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as may reasonably be requested in order to facilitate the disposition of Shares by the PRIMEDIA Shareholder;

                  (b) the Company will notify the PRIMEDIA Shareholder at any time when a prospectus relating to its Shares is required to be delivered under the Securities Act promptly after the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the PRIMEDIA Shareholder, prepare and furnish to the PRIMEDIA Shareholder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (c) the Company will make available for inspection by the PRIMEDIA Shareholder and by any attorney, accountant or other agent retained by the PRIMEDIA Shareholder, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by the PRIMEDIA Shareholder, or any such attorney, accountant or agent in connection with such registration statement.

                  In the event of a registration of Shares of the PRIMEDIA Shareholder pursuant to subsection 2.01(j):

                           (V) the Company will comply with clauses (a) through
         (c) above;

                           (W) the Company will prepare and, in any event within 120 days after the date on which the PRIMEDIA Shareholder gives a request for registration to the Company, file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Shares and use its reasonable best efforts to cause such registration statement to become effective;

                           (X) the Company will prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (i) such time as all of the Shares registered thereby have been disposed of in accordance with the intended method of distribution and (ii) 180 days after the date such registration statement became effective and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all Shares covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; PROVIDED that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel for the PRIMEDIA Shareholder copies of all documents proposed to be filed;

                           (Y) use its reasonable best efforts to register or qualify the Shares covered by such registration in such jurisdictions as the PRIMEDIA Shareholder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the PRIMEDIA Shareholder to consummate the disposition in such jurisdictions of its Shares, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (Y), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction; and

                           (Z) use its reasonable best efforts to cause the Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the PRIMEDIA Shareholder to consummate the disposition of its Shares;

                  SECTION 3.04 INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any Shares of the PRIMEDIA Shareholder under the Securities Act pursuant to Section 2.01(g), the Company hereby indemnifies and agrees to hold harmless, to the extent permitted by law, the PRIMEDIA Shareholder, each Affiliate of the PRIMEDIA Shareholder and their respective directors and officers or general and limited partners and members (and the directors, officers, affiliates and controlling Persons thereof) and each other Person, if any, who controls the PRIMEDIA Shareholder within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the PRIMEDIA Shareholder or any Indemnified Party and will survive the Transfer of such securities by the PRIMEDIA Shareholder.

                  (b) INDEMNIFICATION BY THE HOLDERS AND UNDERWRITERS. The Company may require, as a condition to including any Shares of the PRIMEDIA Shareholder in any registration statement filed in accordance with Section 2.01(g), that the Company shall have received an undertaking reasonably satisfactory to it from the PRIMEDIA Shareholder to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.04(a)) the Company, all other shareholders participating in such offering or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers, general and limited partners and members (and the directors, officers, affiliates and controlling Persons thereof) and controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to the PRIMEDIA Shareholder furnished to the Company by the PRIMEDIA Shareholder expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the shareholders, or any of their respective affiliates, directors, officers, general and limited partners (and the directors, officers, affiliates and controlling Persons thereof) or controlling Persons and will survive the Transfer of such securities by the PRIMEDIA Shareholder.

                  (c) PROCEDURES. The procedures governing any indemnification pursuant to this Section 3.04 shall be as set forth in Sections 7.04 and 7.05 of the Purchase Agreement.

                  (d) CONTRIBUTION. If recovery is not available under the foregoing indemnification provisions of this Section 3.04 for any reason other than as expressly specified therein, the parties required to provide indemnification by the terms thereof will contribute to liabilities and expenses of the indemnified party except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, consideration will be given to the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission and any other equitable considerations appropriate under the circumstances.

                  (e) NON-EXCLUSIVITY. The obligations of the parties under this
Section 3.04 will be in addition to any liability which any party may otherwise have to any other party.

                                       ARTICLE IV

                                MISCELLANEOUS PROVISIONS

                  SECTION 4.01. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding among the parties relating to the subject matter contained herein and merges all prior discussions among them. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  SECTION 4.02. AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  SECTION 4.03. NOTICES. All notices and other communications required or permitted by this Agreement shall be made in writing and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telecopier, confirmation of transmission received, or one business day after it has been sent by a nationally recognized overnight courier, at the address or addresses for notices to the recipient designated on Schedule II. Each Shareholder may from time to time change its address for notices under this Section 4.03 by giving at least five days' notice of such changed address to the other Shareholder.

                  SECTION 4.04. INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 4.05. SEVERABILITY. If any one or more of the provisions contained in this Agreement or in any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; PROVIDED that in such case the parties hereto shall endeavor to amend or modify this Agreement to achieve to the extent reasonably practicable the purpose of the invalid provision.

                  SECTION 4.06. GOVERNING LAW. This Agreement and all actions contemplated hereby shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, except to the extent that the provisions of the DGCL may be mandatorily applicable.

                  SECTION 4.07. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

                  SECTION 4.08. ASSIGNMENT. Except pursuant to Section 2.01(a), neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part by the Ripplewood Shareholder without the prior written consent of the PRIMEDIA Shareholder or by the PRIMEDIA Shareholder without the prior written consent of the Ripplewood Shareholder, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

                  SECTION 4.09. SPECIFIC PERFORMANCE. The parties hereby declare that irreparable damage would occur as a result of the failure of any party hereto to perform any of its obligations under this Agreement in accordance with the specific terms hereof. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, any Person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law. The right to specific performance should be in addition to any other remedy to which a party hereto may be entitled at law or in equity.

                  SECTION 4.10. TERMINATION. This Agreement shall automatically terminate upon the closing of an initial public offering of shares of Company Common Stock or WRC Media Shares, except for the provisions of Section 2.01(j), which shall terminate 180 days after a registration deemed to have been effected pursuant to Section 2.01(j)(3) has become effective.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                                     WRC MEDIA INC.,


                                                     by  /s/ Charles Laurey
                                                       -------------------------
                                                        Name: /s/Charles Laurey
                                                        Title: Secretary


                                                     PRIMEDIA INC.,


                                                     by
                                                       -------------------------
                                                        Name:
                                                        Title:


                                                     WEEKLY READER CORPORATION,


                                                     by
                                                       -------------------------
                                                        Name:
                                                        Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                                     WRC MEDIA INC.,


                                                     by
                                                       ------------------------
                                                        Name:
                                                        Title:


                                                     PRIMEDIA INC.,


                                                     by /s/Beverly C. Chell
                                                       ------------------------
                                                        Name:  Beverly C Chell
                                                        Title: Vice Chairman


                                                     WEEKLY READER CORPORATION,


                                                     by /s/ Beverly C. Chell
                                                       ------------------------
                                                        Name:  Beverly C Chell
                                                        Title: Vice Chairman

                                      SCHEDULE I


                                                                          SHARES OF COMPANY
SHAREHOLDER                                                                 COMMON STOCK

WRC Media Inc.                                                                2,685,670
PRIMEDIA Inc.                                                                  144,330


                                                SCHEDULE II


SHAREHOLDER                                  ADDRESS
WRC Media Inc.                               c/o Ripplewood Holdings L.L.C.
                                             One Rockefeller Plaza, 32nd Floor
                                             New York, New York 10020

                                             Attn:  Mr. Timothy C. Collins
                                                    Mr. Charles L. Laurey
                                             Phone: (212) 218-2719
                                             Fax:   (212) 582-4110

                                             with a copy to:

                                             Cravath, Swaine & Moore
                                             Worldwide Plaza
                                             825 Eighth Avenue
                                             New York, New York  10019

                                             Attn:  Peter S. Wilson, Esq.
                                             Phone: (212) 474-1767
                                             Fax:   (212) 765-0978

PRIMEDIA Inc.                                745 Fifth Avenue
                                             New York, NY 10151

                                             Attn:  Mr. Mark Colodny
                                             Phone (212) 745-0100
                                             Fax:  (212) 745-0645

                                             with a copy to:

                                             745 Fifth Avenue
                                             New York, NY 10151

                                             Attn:  Ann M. Riposanu, Esq.
                                             Phone: (212) 745-0100
                                             Fax:   (212) 745-0131
